Restructuring and Other Charges	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring and Other Charges
Note 15. Restructuring and Other Charges

We incurred restructuring and other charges associated with the Spin-off of $0.6 million, $3.9 million and $15.7 million during the years ended December 31, 2017, 2016 and 2015, respectively. Costs incurred during the years ended December 31, 2017 and 2016 were primarily related to retention awards to certain employees of $0.6 million and $3.1 million, respectively, which were amortized over the required service period of each applicable employee. Costs incurred during the year ended December 31, 2015 were related to non-cash inventory write-downs, financial advisor fees of $4.6 million paid at the completion of the Spin-off, expenses of $3.1 million for retention awards to certain employees, a one-time cash signing bonus paid to our Chief Executive Officer of $2.0 million and costs to start-up certain stand-alone functions of $1.3 million. Non-cash inventory write-downs primarily related to the decentralization of shared inventory components between Archrock’s North America contract operations business and our international contract operations business totaled $4.7 million during the year ended December 31, 2015, of which approximately $4.2 million related to our contract operations segment and $0.5 million related to our product sales segment. The charges incurred in conjunction with the Spin-off are included in restructuring and other charges in our statements of operations.

As a result of unfavorable market conditions in North America, combined with the impact of lower international activity due to customer budget cuts driven by lower oil prices, in the second quarter of 2015, we announced a cost reduction plan primarily focused on workforce reductions and the reorganization of certain facilities. We incurred restructuring and other charges associated with the cost reduction plan of $2.6 million, $18.1 million and $15.6 million during the years ended December 31, 2017, 2016 and 2015, respectively. Cost incurred for employee termination benefits during the year ended December 31, 2017 were $2.1 million. Restructuring and other charges incurred during the year ended December 31, 2016 were primarily related to employee termination benefits and the exit from a leased corporate building. Costs incurred for employee termination benefits during the year ended December 31, 2016 were $14.5 million, of which $9.0 million related to our product sales segment. We ceased the use of a corporate building under an operating lease in the second quarter of 2016, and as a result, recorded net charges of $2.9 million during the year ended December 31, 2016. Restructuring and other charges incurred during the year ended December 31, 2015 were primarily related to employee termination benefits, non-cash inventory write-downs and consulting fees. Costs incurred for employee termination benefits during the year ended December 31, 2015 were $9.6 million, of which $6.4 million related to our product sales segment. The non-cash inventory write-downs of $4.0 million were the result of our decision to exit the manufacturing of cold weather packages, which had historically been performed at a product sales facility in North America we decided to close in 2015. These charges are reflected as restructuring and other charges in our statements of operations.

We have substantially completed restructuring activities related to the Spin-off and cost reduction plan. No additional costs relating to these restructuring activities are expected to be incurred in future periods. The remaining accrued liability balance at December 31, 2017 primarily relates to contractual lease payments for our previous corporate building that are expected to be paid in early 2018.

The following table summarizes the changes to our accrued liability balance related to restructuring and other charges for the years ended December 31, 2015, 2016 and 2017 (in thousands):

	Spin-off	Cost Reduction Plan	Total
Beginning balance at January 1, 2016	$1,083	$225	$1,308
Additions for costs expensed	3,943	18,095	22,038
Less non-cash income (expense)	(896)	435	(461)
Reductions for payments	(3,196)	(16,294)	(19,490)
Ending balance at December 31, 2016	934	2,461	3,395
Additions for costs expensed	599	2,590	3,189
Less non-cash income (expense)	(223)	740	517
Reductions for payments	(1,310)	(5,179)	(6,489)
Ending balance at December 31, 2017	$—	$612	$612

The following table summarizes the components of charges included in restructuring and other charges in our statements of operations for the years ended December 31, 2017, 2016 and 2015 (in thousands):

	Years Ended December 31,
	2017	2016	2015
Financial advisor fees related to the Spin-off	$—	$—	$4,598
Consulting fees	—	22	1,932
Start-up of stand-alone functions	—	887	1,332
Retention awards to certain employees	599	3,056	3,121
Chief Executive Officer signing bonus	—	—	2,000
Non-cash inventory write-downs	—	—	8,707
Employee termination benefits	2,100	14,473	9,625
Net charges to exit the use of a corporate operating lease	—	2,904	—
Other	490	696	—
Total restructuring and other charges	$3,189	$22,038	$31,315

The following table summarizes the components of restructuring and other charges incurred in connection with the Spin-off and since the announcement of the cost reduction plan (in thousands):

	Spin-off	Cost Reduction Plan	Total
Financial advisor fees related to the Spin-off	$4,598	$—	$4,598
Consulting fees	—	1,954	1,954
Start-up of stand-alone functions	2,219	—	2,219
Retention awards to certain employees	6,776	—	6,776
Chief Executive Officer signing bonus	2,000	—	2,000
Non-cash inventory write-downs	4,700	4,007	8,707
Employee termination benefits	—	26,198	26,198
Net charges to exit the use of a corporate operating lease	—	2,904	2,904
Other	—	1,186	1,186
Total restructuring and other charges	$20,293	$36,249	$56,542